Exhibit 99.1

BWX Technologies, Inc. Announces Pricing Terms, Expiration and Results of Cash Tender Offers and Consent Solicitations for Its 4.125% Senior Notes due 2028 and 4.125% Senior Notes due 2029

November 11, 2026

LYNCHBURG, Va.--(BUSINESS WIRE)--Nov. 11, 2026-- BWX Technologies, Inc. (NYSE: BWXT) (“BWXT”) announced today the pricing terms, expiration and results of its previously announced (i) offers to purchase for cash (the “Offers”) from each holder and beneficial owner (each, a “Holder”) any and all of its outstanding 4.125% Senior Notes due 2028 (CUSIP Nos. 05605H AB6 / U12213 AB7) (the “2028 Notes”) and 4.125% Senior Notes due 2029 (CUSIP Nos. 05605H AC4 / U12213 AC5) (the “2029 Notes” and, together with the 2028 Notes, the “Notes” and each, a “Series”) and (ii) solicitations (the “Solicitations”) of consents (“Consents”) to certain proposed amendments to each of the indentures governing the Notes (as amended or supplemented, the “Indentures”).

The Offers and the Solicitations are being made on the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated November 4, 2026 (the “Statement”). Capitalized terms used but not defined in this press release have the meanings given to them in the Statement.

The Offers and the Solicitations expired at 5:00 p.m., New York City time, on November 10, 2026 (the “Expiration Time”). Withdrawal rights for the Offers and revocation rights for the Solicitations expired at the Expiration Time, and accordingly, Notes validly tendered in the Offers and Consents validly delivered in the Solicitations may no longer be withdrawn or revoked except where additional withdrawal or revocation rights are required by law.

Subject to the satisfaction or waiver of certain conditions described in the Statement, and outlined further below, BWXT has accepted for purchase any and all of the Notes validly tendered and not withdrawn as set forth in the table below under “Principal Amount Tendered” (the “Accepted Notes”).

Title of Notes	CUSIP	Aggregate Principal Amount Outstanding Prior to the Offers	UST Reference Security	Bloomberg Reference Page	Fixed Spread (bps) (1)	Reference Yield	Consideration (per $1,000 Principal Amount of Notes) (1)	Principal Amount Tendered
4.125% Senior Notes due 2028	05605H AB6 / U12213 AB7	$400,000,000	4.125% U.S. Treasury Notes due June 30, 2028	FIT 4	+50	4.713%	$983.15	$370,591,000
4.125% Senior Notes due 2029	05605H AC4 / U12213 AC5	$400,000,000	3.875% U.S. Treasury Notes due April 15, 2029	FIT 5	+50	4.761%	$974.44	$371,309,000

1.	The “Consideration” per $1,000 principal amount of Accepted Notes has been calculated as described in the Statement. The Consideration does not include accrued and unpaid interest on such Accepted Notes from the last interest payment date to, but not including, the Settlement Date, which will be paid in addition to the Consideration.

The Consideration was determined at 3:00 p.m., New York City time, on November 10, 2026. Holders of Accepted Notes will receive the Consideration, plus accrued and unpaid interest on such Accepted Notes from the last interest payment date to, but not including, November 13, 2026, the second business day following the Expiration Time (the “Settlement Date”). Interest will cease to accrue on the Settlement Date for all Accepted Notes. Accepted Notes purchased in the Offers will be cancelled.

BWXT has also received the Requisite Consents to adopt the Proposed Amendments with respect to each Series of Notes. BWXT has executed and delivered to the trustee a New Supplemental Indenture to each Indenture. The New Supplemental Indentures became effective upon execution and the Proposed Amendments will become operative when the Notes with respect to which Consents have been delivered are paid for on the Settlement Date.

BWXT’s obligation to accept for purchase, and to pay for, Notes and Consents validly tendered or delivered and not validly withdrawn or revoked pursuant to the Offers and the Solicitations is subject to the satisfaction or waiver of certain conditions described in the Statement, including the successful completion of the New Notes Offering and certain general conditions, each as described in the Statement. BWXT may waive any condition, in whole or in part, with respect to either or both Series. No assurance can be given that the New Notes Offering will be completed. The New Notes Offering is not conditioned upon the consummation of the Offers and the Solicitations.

BWXT has retained D.F. King & Co., Inc. as the tender and information agent, and J.P. Morgan Securities LLC as the sole dealer manager and the sole solicitation agent, for the Offers and the Solicitations. Requests for copies of the Statement and questions about tender procedures may be directed to D.F. King & Co., Inc. at (212) 993-9750 (banks and brokers) or (800) 628-8532 (toll-free), or by email at BWXT@dfking.com. Copies are also available at www.dfking.com/BWXT. Questions about the terms of the Offers and the Solicitations may be directed to J.P. Morgan Securities LLC at (212) 834-7489 (collect) or (866) 834-4666 (toll-free).

This press release is for informational purposes only. This press release shall not constitute an offer to buy or a solicitation of an offer to sell any Notes, a solicitation of Consents with respect to the Notes or the Proposed Amendments, or an offer to sell or the solicitation of an offer to buy any other securities, including the New Notes. The New Notes to be issued in the New Notes Offering have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. In no event will the information contained in this press release regarding the New Notes Offering constitute an offer to sell or a solicitation of an offer to buy any securities in the New Notes Offering.

No representation is made as to the correctness or accuracy of the CUSIP numbers listed in this press release or printed on the Notes. They are provided solely for the convenience of the reader.

Forward-Looking Statements

This press release contains forward-looking statements based on BWXT’s current expectations and assumptions. These include statements about the conduct, terms, timing and completion of the Offers and the Solicitations, the operativeness of the Proposed Amendments, the proposed New Notes Offering, and the intended use of the net proceeds from the New Notes Offering. Forward-looking statements can generally be identified by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “plan,” “seek,” “goal,” “could,” “intend,” “may,” “would,” “should,” “will” or other words that convey the uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are beyond BWXT’s control, that could cause actual results to differ materially from those expressed or implied. These factors include market conditions, prevailing interest rates and fluctuations in the price of U.S. Treasury securities. They also include BWXT’s ability to complete the New Notes Offering on acceptable terms or at all and the satisfaction or waiver of the conditions to the Offers and the Solicitations. As a contractor to the U.S. Government, BWXT is also subject to risks that include, without limitation, budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling, the risk of government shutdowns, including the risk of program cancellations, schedule delays, production halts and other disruptions and nonpayment and changing funding and acquisition priorities. For more information on these and other risks and uncertainties, see “Risk Factors” in BWXT’s Annual Report on Form 10-K for the year ended December 31, 2025 and its subsequent filings with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except as required by applicable law, BWXT does not intend, and undertakes no obligation, to update or revise any forward-looking statement to reflect events or circumstances after the date of this press release, whether as a result of new information, future events or otherwise.

About BWXT

At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. A U.S.-based company with more than 11,000 employees, BWXT is a Fortune 1000 and Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, nuclear medicine, space exploration and environmental restoration. BWXT owns and operates 19 manufacturing facilities globally, and its 14 strategic partnerships support the U.S. and Canadian governments at more than two dozen additional locations.

View source version on businesswire.com: https://www.businesswire.com/news/home/20261111337299/en/

Media Contact

John Dobken

Senior Manager, Media & Public Relations

202.428.6913

jcdobken@bwxt.com

Investor Contact

Chase Jacobson

Vice President, Investor Relations

980.365.4300

investors@bwxt.com

Source: BWX Technologies, Inc.